Exhibit G


                            Rule 13d-1(f) AGREEMENT


                  The undersigned persons (together, the "Reporting Persons"), on this 4th day of August, 1995, do hereby agree and consent to the joint filing on their behalf of this Schedule 13D in connection with their beneficial ownership of Common Stock of Chyron Corporation. This Agreement may be executed in counterparts.




                           WPG CORPORATE DEVELOPMENT
                              ASSOCIATES IV, L.P.


                              By:      WPG PRIVATE EQUITY PARTNERS,
                                       L.P., its general partner


                                By:  /s/Wesley W. Lang, Jr.
                                     Name:  Wesley W. Lang, Jr.
                                     Title:  General Partner


                            WPG CORPORATE DEVELOPMENT ASSOCIATES
                               IV (OVERSEAS), L.P.


                              By:      WPG CDA IV (OVERSEAS), LTD.,
                                       its general partner


                                By:  /s/Wesley W. Lang, Jr.
                                     Name:  Wesley W. Lang, Jr.
                                     Title:  Director


                           WPG ENTERPRISE FUND II, L.P.


                              By:      WPG VENTURE PARTNERS III,
                                       L.P., its general partner


                                By:  /s/ Philip Greer
                                     Name:  Philip Greer
                                     Title:  General Partner


                           WEISS, PECK & GREER VENTURE
                              ASSOCIATES III, L.P.


                             By:      WPG VENTURE PARTNERS III,
                                      L.P., its general partner


                                By:  /s/ Philip Greer
                                     Name:  Philip Greer
                                     Title:  General Partner


                           WESTPOOL INVESTMENT TRUST PLC


                              By:  /s/ R.F.J. Spier
                                   Name:  R.F.J. Spier
                                   Title:  Director


                           LION INVESTMENTS LIMITED


                              By:  /s/ R.F.J. Spier
                                   Name:  R.F.J. Spier
                                   Title:  Director


                           /s/ Charles M. Diker
                           CHARLES M. DIKER


                           WPG PRIVATE EQUITY PARTNERS, L.P.


                              By:  /s/Wesley W. Lang, Jr.
                                   Name:  Wesley W. Lang, Jr.
                                   Title:  General Partner


                           WPG CDA IV (OVERSEAS), L.P.


                              By:  /s/Wesley W. Lang, Jr.
                                   Name:  Wesley W. Lang, Jr.
                                   Title:  Director


                           WPG PRIVATE EQUITY PARTNERS (OVERSEAS), L.P.


                              By:  /s/Wesley W. Lang, Jr.
                                   Name:  Wesley W. Lang, Jr.
                                   Title:  Director


                           WPG VENTURE PARTNERS III, L.P.


                              By:  /s/ Philip Greer
                                   Name:  Philip Greer
                                   Title:  General Partner


                           /s/ Steven N. Hutchinson
                           STEVEN N. HUTCHINSON


                           /s/Wesley W. Lang, Jr.
                           WESLEY W. LANG, JR.


                           /s/ Philip Greer
                           PHILIP GREER


                           /s/ Gill Cogan
                           GILL COGAN